EXHIBIT 10.2

                            Omnibus Amendment to the
   Patriot Transportation Holding, Inc. 2000 Stock Option Plan, as amended, and the Patriot Transportation Holding, Inc. 2006 Stock Incentive Plan,
                 as amended (collectively, the "Equity Plans")
                   and their Related Stock Option Agreements


                                December 3, 2014


   WHEREAS, in connection with the reorganization of Patriot Transportation Holding, Inc. ("Patriot") approved by the Board of Directors of Patriot, pursuant to which Patriot has become a wholly owned subsidiary of FRP Holdings, Inc. ("FRP"), it is necessary to amend each of the Equity Plans and each of the stock option agreements pursuant to which options to purchase shares of common stock of Patriot have been granted and are outstanding pursuant to one of the Equity Plans (collectively, the "Option Agreements").

   NOW, THEREFORE, each of the Equity Plans and Option Agreements are hereby amended as follows, effective as of the closing of the reorganization of Patriot as a wholly owned subsidiary of FRP:

   1. The definition of the term "Board" or "Board of Directors," as applicable, as contained in each Equity Plan and Option Agreement, to the extent applicable, is hereby amended by deleting the current definition and replacing it with the following:

      "'Board'/'Board of Directors' shall mean the board of directors of FRP Holdings Inc. and any successor thereto."

   2. The definition of the term "Company", "Corporation", or "Patriot" as applicable, as contained in each Equity Plan and Option Agreement is hereby amended by deleting the current definition and replacing it with the following:

      "'Company'/'Corporation'/'FRP' shall mean FRP Holdings Inc. and any successor thereto."

   3. The definition of the term "Common Shares", "Share(s)", or "Stock" as applicable, as contained in each Equity Plan and Option Agreement, to the extent applicable, is hereby amended by deleting the current definition and replacing it with the following:

      "'Common Shares'/'Share(s)'/'Stock' shall mean the common stock of FRP Holdings Inc., par value $0.10 per share."

   4. All references to "Patriot Transportation Holding, Inc." contained in each Equity Plan and Option Agreement not otherwise changed by the preceding amendments are hereby changed to "FRP Holdings Inc."

   5. All other provisions of the Equity Plans and Option Agreements shall remain in full force and effect, except to the extent modified by the foregoing.


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	IN WITNESS WHEREOF, the undersigned has duly executed this Omnibus
Amendment as of the date first written above.

                                PATRIOT TRANSPORTATION HOLDING INC.

                                By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


                                FRP HOLDINGS INC.

                                By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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